Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Taxes	TAXES

($ in millions)
For the year ended December 31:	2023	2022	2021
Income/(loss) from continuing operations before income taxes
U.S. operations (1)	$(227)	$(6,602)	$(2,654)
Non-U.S. operations	8,917	7,758	7,491
Total income from continuing operations before income taxes	$8,690	$1,156	$4,837
(1) 2022 includes the impact of a one-time, non-cash pension settlement charge. Refer to note V, “Retirement-Related Benefits,” for additional information.
The income from continuing operations provision for/(benefit from) income taxes by geographic operations was as follows:

($ in millions)
For the year ended December 31:	2023	2022	2021
U.S. operations	$(574)	$(2,272)	$(969)
Non-U.S. operations	1,750	1,645	1,093
Total continuing operations provision for/(benefit from) income taxes	$1,176	$(626)	$124
The components of the income from continuing operations provision for/(benefit from) income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2023	2022	2021
U.S. federal
Current	$560	$391	$374
Deferred	(1,371)	(2,645)	(1,358)
	$(811)	$(2,253)	$(984)
U.S. state and local
Current	$127	$184	$161
Deferred	(162)	(486)	(370)
	$(34)	$(302)	$(209)
Non-U.S.
Current	$1,594	$1,676	$1,342
Deferred	428	252	(25)
	$2,022	$1,929	$1,317
Total continuing operations provision for/(benefit from) income taxes	$1,176	$(626)	$124
Discontinued operations provision for/(benefit from) income taxes	$(9)	$124	$714
Total provision for/(benefit from) income taxes	$1,167	$(503)	$838
In addition to the total provision for/(benefit from) income taxes, the company recorded a provision included in net income for social security, real estate, personal property and other taxes of approximately $2.9 billion in 2023. The total taxes included in net income was approximately $4.0 billion in 2023.
A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2023	2022	2021
Statutory rate	21%	21%	21%
Tax differential on foreign income (1)	(3)	(29)	(10)
Domestic incentives (1)	(5)	(24)	(5)
State and local (1)	0	(21)	(3)
Other (1)	1	(1)	0
Effective rate	14%	(54)%	3%
(1) 2022 includes the impacts of the pension settlement charge on tax differential on foreign income, domestic incentives, state and local, and other of (24) points, (20) points, (21) points, and (1) point, respectively.
Percentages rounded for disclosure purposes.
The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.
The continuing operations effective tax rate for 2023 was 13.5 percent compared to (54.2) percent in 2022. The prior-year effective tax rate was primarily driven by the transfer of a portion of the Qualified PPP’s defined benefit pension obligations and related plan assets. Refer to note V, '"Retirement-Related Benefits," for additional information. The 2021 effective tax rate was primarily driven by tax benefits related to audit settlements in multiple jurisdictions.
The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2023 effective tax rate.
Deferred Tax Assets

($ in millions)
At December 31:	2023	2022
Retirement benefits	$2,269	$1,954
Leases	1,055	927
Share-based and other compensation	720	608
Domestic tax loss/credit carryforwards	2,194	1,798
Deferred income	682	633
Foreign tax loss/credit carryforwards	651	845
Bad debt, inventory and warranty reserves	305	383
Depreciation	205	247
Restructuring charges	94	101
Accruals	253	215
Intangible assets	2,774	2,879
Capitalized research and development	3,524	3,012
Other	1,141	1,157
Gross deferred tax assets	15,868	14,759
Less: valuation allowance	765	770
Net deferred tax assets	$15,103	$13,989
Deferred Tax Liabilities

($ in millions)
At December 31:	2023	2022
Goodwill and intangible assets	$3,054	$3,156
GILTI deferred taxes	2,195	2,483
Leases and right-of-use assets	1,369	1,174
Depreciation	523	505
Retirement benefits	1,443	1,609
Deferred transition costs	47	56
Undistributed foreign earnings	192	87
Other	770	955
Gross deferred tax liabilities	$9,593	$10,025
For financial reporting purposes, the company had foreign and domestic loss carryforwards, the tax effect of which was $681 million, as well as foreign and domestic credit carryforwards of $2,164 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.
The valuation allowances as of December 31, 2023, 2022 and 2021 were $765 million, $770 million and $883 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards and credits are realized in the future, the reduction in the valuation allowance will reduce income tax expense.
The amount of unrecognized tax benefits at December 31, 2023 increased by $44 million in 2023 to $8,772 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)
	2023	2022	2021
Balance at January 1	$8,728	$8,709	$8,568
Additions based on tax positions related to the current year	296	355	934
Additions for tax positions of prior years	231	174	247
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(457)	(470)	(688)
Settlements	(26)	(41)	(352)
Balance at December 31	$8,772	$8,728	$8,709
The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to U.S. federal and state and non-U.S. tax matters, including transfer pricing. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to non-U.S. and U.S. federal and state tax matters, including impacts due to lapse of statute of limitations.
The unrecognized tax benefits at December 31, 2023 of $8,772 million can be reduced by $567 million associated with timing adjustments, potential transfer pricing adjustments and state income taxes. The net amount of $8,205 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2022 and 2021 were $8,191 million and $8,163 million, respectively.
Interest and penalties related to income tax liabilities are included in income tax expense. During the years ended December 31, 2023, 2022 and 2021, the company recognized $379 million, $185 million and $125 million, respectively, in interest expense and penalties. The company had $1,321 million and $956 million for the payment of interest and penalties accrued at December 31, 2023 and December 31, 2022, respectively.
Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with certain non-U.S. positions that are expected to be recognized due to a lapse in statute of limitations, as well as anticipated resolution of various audits. The company estimates that the unrecognized tax benefits at December 31, 2023 could be reduced by $143 million.
During the fourth quarter of 2020, the U.S. Internal Revenue Service (IRS) concluded its examination of the company’s U.S. income tax returns for 2013 and 2014 and issued a final Revenue Agent’s Report (RAR) proposing adjustments related to certain cross-border transactions that occurred in 2013. The company filed its IRS Appeals protest in the first quarter of 2021, and in October of 2023, the IRS issued a revised RAR. These adjustments, if sustained, would increase the company’s income subject to tax by approximately $4.2 billion, with tax calculated at the relevant federal income tax rate. The company continues to strongly disagree with the IRS position and will pursue resolution at IRS Appeals and then court, if necessary. In the first quarter of 2024, the IRS concluded its examination of the company's U.S. income tax returns for 2015 and 2016 and issued a final RAR proposing adjustments related to certain cross-border transactions that occurred in 2015. The proposed adjustments, if sustained, would increase the company’s income subject to tax by approximately $1.2 billion, with tax calculated at the relevant federal income tax rate. The company strongly disagrees with the IRS position and will pursue resolution at IRS Appeals and then court, if necessary. In the fourth quarter of 2021, the IRS commenced its audit of the company’s U.S. tax returns for 2017 and 2018. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2016. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions, and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.
The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2023, the company had recorded $557 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.
Within consolidated retained earnings at December 31, 2023 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2023, the company had a deferred tax liability of $192 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $799 million and other outside basis differences in foreign subsidiaries were indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences was not practicable.